                                                                   Exhibit 10.18

Lease for 5880 Hubbard Drive, Rockville, MD

                                COMMERCIAL LEASE

     This AGREEMENT of lease("lease") is made this first day of the month of March, of the year 2003 by AUGUSTO TONO (herein after referred to as "Landlord") and INFORMEDIX, INC. (herein after referred to as "tenant ").

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

     1. THE PREMISES. The landlord hereby leases to Tenant and Tenant hereby leases from Landlord for a term and upon the terms, conditions and covenant and agreements herein after provided. It is understood and agreed that tenant accepts the premises "AS IS" and that Landlord will not make, and is under no obligation to make any structural or other alterations, decorations, additions or improvements in or to the premises.

     2. TERM. The term of this lease (herein after referred to as "term" shall be for a period of one (1) year with option for one more year, provided the tenant is not in default, has fully and faithfully complied with all terms and conditions of this lease and notified the Landlord in writing of a desire to renew this lease by no later than January 1, 2004, the landlord may, but is not required to renew this lease for one additional (1) one-year period. The election to renew this lease shall be at the Landlords sole discretion. In the event this lease is renewed the rent due and payable under the terms of this lease will be increased by (5%) five percent with extension of lease through second year under the following conditions: Rent for second year will be $2,408.00 as of March 1 2004. Lessor or Lessee may terminate the lease upon (60) sixty days written notice prior to renewal date. Lease extension is subject to approval by lessor.

     3. SECURITY DEPOSIT. Tenant shall be required to deposit with the landlord the sum of two thousand two hundred and ninety four $2,294.00 as Security Deposit to secure tenant's faithful performance of each and every term and condition of this lease, including the covenant to pay rent. The Security Deposit shall not be unilaterally applied by the tenant and the landlord shall be under no obligation to resort to the Security Deposit until the lease or any renewal thereof is fully expired and the Landlord is once again in possession of the premises. The security Deposit Shall be deposited in an interest bearing account in a bank or savings institution in the state of Maryland. It shall not be deemed a limitation of the Landlord's right to claim damages and resort to the Security Deposit to cure any default by the tenant or satisfy any claim against the Tenant solely in the discretion of the Landlord.

     4. RENT. Tenant shall pay as rent for the following amounts, each of which is considered rent and all of which are, unless the context requires otherwise, collectively referred to as "rent";

A.   Basic Rent.

(1) For the period March 1, 2003 thru February 29, 2004 the rent shall be payable in equal monthly installments of $2,294.00 in advance, without setoff, counterclaim/ or demand, in the amount of $27,528.000 Twenty seven thousand five hundred and twenty eight dollars.

(2) The first payment of rent is to be made upon the signing of the lease by the Tenant and the second and subsequent monthly payments are to be made on the first day of each and every calendar month during the term hereof. If the Landlord shall at any time or times accept rent after it shall become due and payable, such acceptance be construed as, waiver of any or all Landlord's rights hereunder.

B. Late fees. Should the tenant fail to pay rent or any installment of rent by the tenth (10th) of the month in which it due, Tenant agrees to pay landlord, as additional rent, without demand, set off or counterclaim, the sum of five percent (5%)of the rent due as a late fee. This provision shall not be construed as to alter the parties' agreement that rent is due payable on the first of each moth or to preclude the Landlord's pursuit of any remedy provided by law or this lease should rent not to be paid on or before the first of the month in which it is due.

5. USE OF PREMISES. Tenant covenants to use the leased space for the conduct and operation of its business Informedix Inc. Business Office and for no other purpose whatsoever without prior written consent of the Landlord. Tenant will not use or occupy the premises for any unlawful purpose, and will comply with all present and future laws, ordinances, regulations, and orders of the United States of America, and any other public or quasi public authority having jurisdiction over the premises. It is expressly understood that if any future law, ordinance, regulation or order requires an occupancy permit for the premises, the Tenant will obtain such permit at Tenant's own expense.

6. ASSIGNMENT AND SUBLEASING. Tenant will not assign, transfer, mortgage, or otherwise encumber this lease or sublet or rent, or permit occupancy or use of, the premises, or any part thereof, without obtaining the prior written consent of the Landlord. The consent by Landlord to any assignment or subletting shall not be construed as a waiver or released of Tenant from the terms of any covenant or obligation under this lease, nor shall any such assignment or subletting be construed to relieve Tenant from obtaining the consent in writing of the landlord to any future assignment or subletting. In the event tenant defaults hereunder, tenant hereby assigns to Landlord the rent due from any sub-tenant of the tenant and hereby authorizes each such sub-tenant to pay said rent directly to the Landlord.

7. MAINTENANCE BY THE TENANT. Tenant will keep the premises and fixtures and equipment therein clean, safe and sanitary condition and will take good care thereof, and will suffer no waste or injury thereto, and will, at the expiration or other termination of the term of this lease, surrender the same, broom clean, in the same order and condition in which they are at the commencement of this lease, ordinary wear and tear and unavoidable damage by elements excepted.

8. TENANT ALTERATIONS. Tenant will not make or permit anyone to make any alterations, decorations, additions or improvements, structural or otherwise, in or to the premises or building, without the prior written consent of the Landlord.

9. INDEMNIFICATION. Tenant will indemnify and hold Landlord harmless from and against any and all expenses, liens, claims, or damages to person or property which may or might arise directly or indirectly by reason of the making of any alterations, decorations, additions, or improvements. If any such alteration, decorations or improvement is made without the prior written consent of the Landlord, the Landlord may correct or remove the same, and tenant shall be liable for any and all expenses incurred by landlord in the performance of this work. All alterations, decorations, additions or improvements in or on the premises or the building made by either party shall immediately become the property of the Landlord and shall remain upon and be surrendered with the premises as part thereof at the term hereof, without disturbance, molestation or injury.

10. SIGNS AND FURNISHINGS. No sign, advertisement or notice shall be inscribed, painted, affixed or otherwise displayed on any part of the outside or the inside of the building except as is approved by the Landlord in writing. Any sign approved by the Landlord shall be installed and maintained at the Tenant's sole cost and expense.

11. INSPECTION. Tenant will permit Landlord, or his agents, or other representatives to enter the premises without charge to Landlord and without diminution of rent payable by tenant, to examine, inspect and protect the premises and the building and to make such alterations and/or repairs as in the sole judgment of the Landlord may be deemed necessary, or exhibit the same to prospective Tenants during the last Ninety (90) days of the term of this lease.

12. INSURANCE.

A. Insurance Rating. Tenant will not conduct or permit to be conducted any activities or place any equipment in or about the premises or building, which will may increase the rate of fire insurance or other insurance on the building; and if any increase in the rate of fire insurance or other insurance is stated by any insurance company or by the applicable insurance rating bureau to be due to any activity or equipment of the tenant in or about the premises or building, such statements shall be conclusive evidence that the increase in such rates is due to such activity or equipment and as a result thereof, Tenant shall be liable for such increase and shall be considered and additional rent hereunder.

B. Liability Insurance. Tenant shall carry public liability insurance on the leased premises in the minimum amount of one million dollars single limit with a company licensed to do business in the State of Maryland and approved by the Landlord. Said insurance shall name the Landlord as an additional insured, as his interest may appear, and shall contain and endorsement that such policy shall remain in full force and effect notwithstanding that the insured has waived his right of action against any party prior to the occurrence of the loss. If required by Landlord, receipts, evidencing payment for said insurance subject to delivery to Landlord at least annually by Tenant and each policy shall contain an endorsement that will prohibit its cancellation prior to the expiration of fifteen (15) days after notice of proposed cancellation to the landlord.

C. The tenant shall also carry insurance on the value of tenant's personal property, alterations and additions in the premises. Such insurance shall contain a waiver of subrogation.

13. LIABILITY OF LANDLORD.

A. The Landlord shall not be liable to Tenant, its employees, agents, business invitees, licensees, customers, clients, family members or guests for any damage, compensation or claim arising from the necessity of repairing any portion of the premises or building, the necessity of repairing any portion of the premises, accident or damage resulting from the use or operation, by

Landlord, Tenant, or any other person or persons whatsoever, of heating, cooling (if any), electrical or plumbing equipment or apparatus or termination of this lease by reason of destruction of the premises, or the building, or from water, rain or snow that may leak into or flow from, any part of the premises or the building, or from the drains, pipes or plumbing work in the building, or from any other cause whatsoever. Any goods, property or personal effects stored or placed by the Tenant in or about the premises or building shall be at the risk of the Tenant and the Landlord shall not in any matter be held responsible therefore.

B. The landlord, upon a reasonable notice from the Tenant, shall, at the Landlord's expense repair the roof, heating system, other than routine maintenance, electrical systems and plumbing provided that the necessity to repair the aforesaid building systems and roof was not caused by the negligence of the Tenant, the sub-tenants, agents, servants, employees or invitees.

14. INDEMNITY. Tenant hereby agrees to indemnify and hold the Landlord harmless from and against any cost, damage, claim, liability or expenses (including attorney's fees), incurred by or claimed against landlord, directly or indirectly, as a result of or in any way arising from Tenant's use and occupancy of the premises or in any manner which relates to the business of the Tenant.

15. DEFAULT OF TENANT. If tenant shall (i) fail to pay any monthly installment of rent (as required by Article 3 hereof) or shall fail to timely make any other payment required by the terms and provisions hereof (although no legal or formal demand has been therefore) , or (ii) violate or fail to perform any of the other terms, conditions, covenants or agreements herein made by tenant, or (iii) abandon or vacate the premises, and such failure to pay rent, such other violation or failure or such abandonment shall continue for a period of time of five (5) days after written notice thereof to Tenant by landlord, or (iv) make or consent to an assignment for the benefit of creditors or a common law composition of creditors, or receiver of Tenant's assets is appointed or tenant files a voluntary petition in any bankruptcy or insolvency proceeding, or an involuntary proceeding is filed against Tenant and not discharged by the Tenant within sixty (60) days, or Tenant is adjudicated a bankrupt, then, and in any of said events, this lease shall, at the option of the landlord, cease and terminate and the provisions of this Article "15" shall automatically operate as a notice to quit--any notice to quit, or of Landlords intention to re-enter, required by law or otherwise being hereby expressly waived--and Landlord may proceed to recover possession under and by virtue of the provisions of the laws of the State of Maryland or by such other proceedings, including re-entry and possession, as may be applicable. If landlord elects to terminate this lease, everything contained in this Lease on the part of the Landlord to be done and performed shall cease without prejudice, however, to the right of the Landlord to recover from tenant all rent and any other sums accrued up to the time of termination or recovery of possession by the landlord, whichever is later. Should this Lease be terminated before the expiration of the term of this Lease by reason of Tenant's default as hereinabove provided, or if tenant shall abandon or vacate the premises before the expiration date of the term of this Lease the premises may be relet by landlord for such rent and upon such terms as are not unreasonable under the circumstances and, if the full rental hereinabove provided (and any other costs, expenses, or damages indicated below) shall not be realized Landlord, Tenant shall be liable for all damages sustained by landlord including, without limitation, deficiency in rent, reasonable attorney's fees, real estate brokers' or agents fees and commissions, and expenses of placing the premises in first class rentable condition. Any damage or loss of rent sustained by

Landlord may be recovered by Landlord, at Landlords' option, at the time of the relettings, or in separate actions, from time to time, as said damages shall have been made more easily ascertainable by successive expiration of the term of this Lease, in which event Tenant hereby agrees that the cause of action shall not be deemed to have occurred until the date of expiration of said term. The provisions contained in this paragraph shall be in addition to and shall not prevent the enforcement of any claim Landlord may have against tenant for anticipatory breach of the unexpired term of this Lease.

16. HOLDING OVER. In the event that Tenant shall not immediately surrender the premises on the date of expiration of the term hereof, without Landlord's express written consent Tenant shall be virtue of the provisions hereof become a tenant by the month at one-and-a-halftime (1 1/2) the monthly rent including all additional rent in effect during the last month of this lease, which said monthly tenancy shall commence with the first day. Next after the expiration of the term of this lease. Tenant, as a monthly tenant, shall be subject to all terms, conditions, covenants and agreements of this Lease. Tenant shall give Landlord at least one(l) month's written notice of any intention to quit the premises and Tenant shall be entitled to one (1) month's written notice to quit the premises, unless Tenant is in default hereunder, in which event Tenant shall not be entitled to any notice to quit, the unusual one(1) month's notice to quit being hereby expressly waived. Notwithstanding the foregoing provisions of this article 16, in the event that Tenant shall hold over after the expiration of the term of this lease, and if Landlord shall desire to regain possession of the premises promptly at the at the expiration of the term of this Lease, then at any time prior to Landlord's acceptance of rent from tenant as a monthly tenant hereunder, Landlord, at its option, may forthwith reenter and take possession of the premises without process, or by any legal process in force in the District of Columbia.

17. MISCELLANEOUS

A. No representation by Landlord - Tenant acknowledges that neither Landlord nor any broker, agent or employee of Landlord has made any representations or promises with respect to the premises or the building except as herein expressly set forth, and no rights, privileges, easements or licenses are acquired by Tenant except as herein expressly set forth. The Tenant, by taking possession of the premises, shall accept the same "as is" and such taking of possession shall be conclusive evidence that the premises and the building are in good satisfactory condition at the time of such taking of possession.

B. Any payment required to be made by the Tenant to the Landlord under this Lease shall be considered additional rent and collectable as such.

18. ESTOPPEL CERTIFICATES. Tenants agrees, at any time and from time to time, upon not less than five (5) days prior written notice by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modification, (ii) stating the dates to which the rent and any other charges hereunder have been paid by Tenant, (iii) stating whether or not to the best knowledge of Tenant, Landlord is in default in the performance of any covenant, agreement or condition contained in this Lease, and is so, specifying each such default of which Tenant may have knowledge, and (iv) stating the address to which notices to tenant should be sent. Any such statement delivered pursuant hereto may be relied upon by any owner of the Building or the Land, and any prospective purchaser of the building or the land, any mortgagee or prospective mortgagee of the building or of Landlord's interest in either.

19. WAIVER OF JURY TRIAL. Landlord and tenant hereby waive trial by jury in any action, proceeding, or counterclaim brought by either of the parties hereto against the other on or in respect of any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant hereunder, Tenant's use or occupancy of the premises, and/or any claim of injury or damage.

20. INVALIDITY OF PARTICULAR PROVISIONS. If any provision of this lease or the application thereof to any person or circumstances shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such provision to persons or circumstances other than those to which it is invalid or unenforceable, shall not be affected thereby, and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

21. BENEFIT AND BURDEN. The provisions of this Lease shall be binding upon, and shall inure to the benefit of, the parties hereto and each of their respective representatives, successors and assigns. Landlord may freely and fully assign its interest here under.

22. SALE. In the event the original Landlord hereunder, or any successor owner of the building, shall sell or convey the building, all liabilities and obligations on the part of the original Landlord, or such successor owner, under this Lease accruing thereafter shall terminate, and thereupon all liabilities and obligations shall be binding on the new owner. Tenant agrees to attorn to such new owner.

23. GOVERNING LAW. This Lease is governed under the Laws of the State of Maryland.

24. Tenant agrees to be responsible and to pay to landlord as additional rent, all attorney's fees incurred by the landlord as a result of tenant's breach of any provision of this Lease.

         IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease under seal on the day and year first hereinabove written.

Attest:                           Landlord:
       ----------------------


Attest:                           By: /s/ Augusto Tono           Date:  2/14/03
       ----------------------        ---------------------------
                                     Augusto Tono

                                  Tenant:


                            By: /s/ Bruce Kehr for Informedix    Date:  3/13/03
                               ---------------------------------
                               Bruce A. Kehr CEO
                               Informedix Inc.

ADDENDUM

Special provisions attached to and made a part thereof, the contract dated _______________ Located at 5880 Hubbard Dr., Rockville, MD 20852 between Landlord Augusto Tono and Tenant Informedix Inc.

Tenant to deliver to Landlord copy of insurance liability policy for $ 1,000.000 (one Million) naming landlord as co-insured with new copy to landlord each year.

If tenant decides to move from offices, tenant shall give Landlord (60) sixty days notice of intent to leave in writing after the lease has expired.

Tenant to pay all utility bills.

All rent checks to be mailed to:
Augusto Tono
8120 Hamilton Spring Rd.
Bethesda, MD  20817

Other Provisions:  Number of pages of lease are (8) eight.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Attest:                           Landlord:
       ----------------------


Attest:                           By:/s/ Augusto Tono            Date:  2/14/03
       ----------------------        ---------------------------
                                     Augusto Tono

                                  Tenant:


                           By: /s/ Bruce Kehr for Informedix     Date:  3/13/03
                             ----------------------------------
                              Bruce A. Kehr CEO
                              Informedix Inc.